UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On November 3, 2016, PEDEVCO Corp. (the “Company”) received notice from the NYSE MKT LLC (the “Exchange”) that the Company is not in compliance with Section 1003(f)(v) of the NYSE MKT Company Guide (“Company Guide”) because the price per share of the Company’s common stock has closed at or below $0.20 per share since October 5, 2016, and that the continued listing of the Company’s common stock on the Exchange is predicated on the Company effecting a reverse stock split of its outstanding common stock no later than May 3, 2017.

Receipt of the letter does not have any immediate effect upon the listing of the Company’s common stock, provided that in order to maintain its listing on the Exchange, the Exchange has requested that the Company contact the Exchange by November 10, 2016 to confirm receipt of the notice and discuss any new developments of which the Exchange staff may be unaware. On November 9, 2016, the Company contacted the Exchange to notify it that, on November 8, 2016 and in connection with the Company’s annual shareholder meeting to be held on December 28, 2016, the Company filed a definitive proxy statement pursuant to Schedule 14(a) of the Securities Exchange Act of 1934, as amended, which proxy statement includes a proposal seeking shareholder approval of a reverse stock split which, if approved by the shareholders and effected by the Company, would increase the price per share of the Company’s common stock to a level which the Company believes will be comfortably above the Exchange’s continued listing requirements (the “Stock Split Proposal”). If the Company’s shareholders do not approve the Stock Split Proposal and/or if a stock split is not effected by the Company prior to May 3, 2017, and the Company’s stock price continues to trade at a low selling price, then the Company will be subject to delisting procedures as set forth in the Company Guide. The Company may then appeal such a determination by the staff of the Exchange in accordance with the provisions of the Company Guide. There can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards within the required time frame. Until the Company regains compliance with the Exchange’s listing standards, a “.BC” indicator will be affixed to the Company’s trading symbol to denote non-compliance with the Exchange’s continued listing standards.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company issued a press release on November 9, 2016, announcing certain quarterly results of operations, providing certain updates regarding its pending merger with GOM Holdings, LLC and announcing that it had received notice from the Exchange indicating that it does not satisfy the continued listing standards of the Exchange. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated November 9, 2016

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and GOM Holdings, LLC (“GOM”), PEDEVCO currently intends to file a proxy statement with the SEC to seek approval for certain matters related thereto (the “Shareholder Approval”), as described more fully in PEDEVCO’s Current Report on Form 8-K filed with the SEC on December 30, 2015. This communication is not a substitute for any proxy statement or other document PEDEVCO may file with the SEC in connection with the Shareholder Approval. Prospective investors are urged to read the proxy statement when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the Shareholder Approval. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on November 8, 2016. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by PEDEVCO in connection with the Shareholder Approval and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and GOM are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and GOM, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

●
termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Merger and Reorganization;

●
failure to obtain the approval of members of GOM in connection with the proposed transaction or the approval of the shareholders of PEDEVCO for the Shareholder Approval;

●
the failure to consummate or delay in consummating the proposed transaction for other reasons;

●
the timing to consummate the proposed transaction;

●
the risk that a condition to closing of the proposed transaction may not be satisfied;

●
the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

●
PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

●
the ability of PEDEVCO to effectively integrate GOM’s operations; and

●
the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer
Date: November 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 9, 2016